SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 22, 1998



                              BOOLE & BABBAGE, INC.
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             (Exact name of Registrant as specified in its charter)




           DELAWARE                      0-132-58                94-1651571
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(State or other jurisdiction of     (Commission File No).     (I.R.S. Employer
 incorporation or organization)                              Identification No.)


     3131 Zanker Road, San Jose, California                  95134-1933
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    (Address of principal executive offices)                 (zip code)


       Registrant's telephone number, including area code: (408) 526-3000

                             ----------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)



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ITEM 5.    OTHER EVENTS

Registrant is filing this Form 8-K solely for the purpose of disclosing the effect of the adoption of FAS 128, "Earnings per Share", on its Annual Report on Form 10-K for the fiscal year ended September 30, 1997 (the 1997 Form 10-K) and the related restatement of earnings per share thereon, so that such information may be incorporated by reference into future filings. Restatement of selected financial data is for the fiscal quarters in each of the years ended September 30, 1997 and September 30, 1996 and the five fiscal years ended September 30, 1997, and related disclosures as prescribed by FAS 128 for the three years ended September 30, 1997.

Restatement of selected data as relates to the adoption of FAS 128 "Earnings per Share" is attached hereto as Exhibit 99.1.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

             (c)     Exhibits
                     99.1 Restatement of selected data as relates to the adoption of FAS 128, "Earnings per Share".


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            BOOLE & BABBAGE, INC.

                            /s/ Arthur F. Knapp
                            -------------------------------
                            Arthur F. Knapp
                            Senior Vice President
                            Chief Financial Officer

                            Date:  October 22, 1998



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                                  EXHIBIT INDEX

EXHIBIT
  NO.                    DESCRIPTION
---------                -----------

  99.1 Restatement of selected data as relates to the adoption of FAS 128, "Earnings per share"


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